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                                                                  EXHIBIT 99.19


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB of United Diagnostic, Inc. (the "Company") for the fiscal year ending December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof, I, J. Marvin Feigenbaum, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.302 of the Sarbanes-Oxley Act of 2002, that:

         1. I have reviewed this annual report on Form 10-KSB of United Diagnostic, Inc.;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.


Dated:  February 4, 2003             By:  /s/ J. Marvin Feigenbaum
                                          -------------------------------------
                                          J. Marvin Feigenbaum
                                          Chief Financial Officer and Treasurer



         This certification accompanies this Annual Report on Form 10-KSB pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.





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